SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  October 1, 1997
--------------------------------
(Date of earliest event reported)


                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                 33-49370                       13-3672337
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(State or Other             (Commission                  (I.R.S. Employer
Jurisdiction of             File Number                 Identification No.)
 Incorporation



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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Item 5. Other Events.

     Attached as Exhibit 99.1 to this Current Report are certain materials (the "Collateral and Structural Term Sheets") furnished to the Registrant by Nomura Securities International, Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1997-D5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99502) (the "Registration Statement"). The Registrant hereby incorporates the Collateral and Structural Term Sheets by reference in the Registration Statement.

     The  Collateral  and  Structural  Term Sheets were  prepared  solely by the
Underwriter,   and  the  Registrant  did  not  prepare  or  participate  in  the preparation of the Collateral/Structural Term Sheets.

     Any statement or information contained in the Collateral and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99.1      Collateral and Structural Term Sheets.



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     Pursuant to the  requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        ASSET SECURITIZATION CORPORATION


                                       By:  /s/ Perry Gershon
                                            -----------------
                                            Perry Gershon
                                            Managing Director

Date:  October 1, 1997